Impairment	12 Months Ended
Dec. 31, 2018
Impairment
Impairment

17. Impairment

Goodwill

The Group has allocated goodwill to the operating segments within Nokia’s Networks business corresponding to groups of cash generating units (CGUs) in line with the Group’s operational and reporting structure (refer to Note 5, Segment information).

Allocation of goodwill

The following table presents the allocation of goodwill to groups of CGUs as of the annual impairment testing date October 1:

EURm	2018	2017
Mobile Networks	963	950
Fixed Networks	836	812
Global Services	1 306	1 288
IP/Optical Networks	1 871	1 847
Nokia Software	434	405

Recoverable amounts

The recoverable amounts of the groups of CGUs were based on fair value less costs of disposal that was determined using a level 3 fair value measurement based on a discounted cash flow calculation. The cash flow projections used in calculating the recoverable amounts were based on financial plans approved by management covering an explicit forecast period of three years.

Seven additional years of cash flow projections subsequent to the explicit forecast period reflect a gradual progression towards the steady state cash flow projections modelled in the terminal year. The terminal growth rate assumptions reflect long-term average growth rates for the industries and economies in which the groups of CGUs operate. The discount rates reflect current assessments of the time value of money and relevant market risk premiums reflecting risks and uncertainties for which the future cash flow estimates have not been adjusted. Other key variables in future cash flow projections include assumptions on estimated sales growth, gross margin and operating margin. All cash flow projections are consistent with market participant assumptions.

The results of the impairment testing indicate adequate headroom for each group of CGUs. The key assumptions applied in the impairment testing analysis for the groups of CGUs as of the annual impairment testing date October 1:

	2018	2017	2018	2017
Key assumption %	Terminal growth rate		Post-tax discount rate
Mobile Networks	1.1	1.1	9.2	8.9
Fixed Networks	1.1	1.1	7.9	8.6
Global Services	1.0	1.0	8.6	8.9
IP/Optical Networks	1.3	1.3	9.1	9.3
Nokia Software	1.6	1.7	8.7	8.2

Impairment charges by asset category

EURm	2018	2017	2016
Goodwill	–	141	–
Other intangible assets	16	33	9
Property, plant and equipment	39	25	–
Available-for-sale investments	–	45	116
Total	55	244	125

Intangible assets and property, plant and equipment

In 2017, as a result of challenging business conditions, the Group recorded an impairment charge of EUR 141 million on its Digital Health CGU. The impairment charge was allocated in its entirety to reduce the goodwill carrying amount of the Digital Health CGU to zero.

Other impairments recorded by the Group in 2018, 2017 and 2016 are immaterial.

Available-for-sale investments

In 2017 and 2016 the Group recognized an impairment charge of EUR 45 million and EUR 116 million, respectively, primarily related to the performance of certain private funds investing in IPR that were included in non-current available-for-sale equity investments at cost less impairment. These charges were recorded in other expenses and financial income and expenses. As a result of the adoption of IFRS 9 on January 1, 2018, venture fund investments are classified at fair value through profit and loss and the related gains and losses are presented in other income and expenses.